FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 428-2000
nekern@claruscorp.com

                  CLARUS ANNOUNCES SECOND QUARTER 2004 RESULTS

STAMFORD, CONNECTICUT -- AUGUST 6, 2004 -- Clarus Corporation (Nasdaq: CLRS) today announced financial results for the quarter ended June 30, 2004. Clarus reported no revenues for the second quarter of 2004, compared to $25,000 from the recognition of deferred software service fees during the comparable period of 2003. Net loss for the second quarter of 2004 was $963,000 or $0.06 per diluted share compared to a net loss of $1.0 million or $0.07 per diluted share during the comparable period of 2003. As of June 30, 2004, Clarus' cash, cash equivalents and marketable securities were $85.0 million (or $5.12 gross cash per share1) compared to $88.7 million as of December 31, 2003.

Clarus estimates that it has available net operating loss, capital loss, research and experimentation credit and alternative minimum tax credit carryforwards for U.S. federal income tax purposes of approximately $113.8 million, $15.2 million, $1.3 million and $53,000, respectively, which expire in varying amounts beginning in the year 2009 to the extent not limited under section 382 of the Internal Revenue Code. Clarus has also incurred foreign losses in the amount of approximately $4.0 million that are available to offset future taxable income in foreign jurisdictions.

As reported in its June 25, 2004 press release, the Company is currently engaged in negotiation of a significant transaction to redeploy its assets, however, there can be no assurance that this transaction will be consummated. On June 22, 2004, the Company received notice from the staff of The Nasdaq Stock Market that the Company's common stock would be delisted from the Nasdaq National Market effective as of the opening of business on July 1, 2004. The Company has appealed such delisting to the Nasdaq Listing Qualification Panel and such appeal will stay the delisting of the Company's securities pending the Panel's decision.

On July 1, 2004, the Company entered into a memorandum of understanding to settle a securities class action brought against the Company that was originally filed in 2000. Pursuant to the memorandum, the Company agreed in principle to settle the lawsuit in exchange for a payment of $4.5 million, which is expected to be covered by insurance. The final settlement of the consolidated class action is subject to certain action including the execution of definitive documentation and approval by the Court.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "We continue to be actively engaged in the negotiation of a significant transaction as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available. Of course, no assurance can be given that this transaction will be consummated. Also, we are pleased that the securities class action lawsuit has been settled and that the settlement payment is expected to be covered by our insurance carriers."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless we consummate an acquisition in connection with our redeployment strategy. At such time, we plan to resume holding quarterly conference calls to review earnings and our operating performance.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

(1) Gross cash per share at June 30, 2004 equals cash, cash equivalents and marketable securities of $85.0 million divided by 16.6 million common shares outstanding. Clarus has provided this Non-GAAP measure because it believes that it is useful to investors assessing the extent of the Clarus' assets available for redeployment. Clarus is unaware of any comparable GAAP measure.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE EXCHANGE ACT OF 1934. INFORMATION IN THIS RELEASE INCLUDES CLARUS' BELIEFS, EXPECTATIONS, INTENTIONS AND STRATEGIES REGARDING CLARUS, ITS FUTURE AND ITS PRODUCTS AND SERVICES. ASSUMPTIONS RELATING TO THE FORWARD-LOOKING STATEMENTS INVOLVE JUDGMENTS WITH RESPECT TO, AMONG OTHER THINGS, FUTURE ECONOMIC, COMPETITIVE AND MARKET CONDITIONS AND FUTURE BUSINESS DECISIONS, ALL OF WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND MANY OF WHICH ARE BEYOND OUR CONTROL. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN RISKS INCLUDING OUR INABILITY TO EXECUTE SUCCESSFULLY OUR PLANNED EFFORT TO REDEPLOY OUR ASSETS TO ENHANCE STOCKHOLDER VALUE, THE UNAVAILABILITY OF OUR NET OPERATING LOSS CARRY FORWARD, AND THAT THE UNAUDITED FINANCIAL INFORMATION PROVIDED IN THIS PRESS RELEASE MAY BE ADJUSTED AS A RESULT OF THE YEAR END AUDIT. CLARUS CANNOT GUARANTEE ITS FUTURE PERFORMANCE. ALL FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE ARE BASED ON INFORMATION AVAILABLE TO CLARUS AS OF THE DATE OF THIS RELEASE AND CLARUS ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN.

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Factors That May Affect Our Future Results" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at the SEC's web site at http://www.sec.gov.

                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                              JUNE 30,     DECEMBER 31,
                                                                                2004          2003
                                                                              ---------    ---------
                                                 ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                                $  34,798    $  15,045
     Marketable securities                                                       50,150       73,685
     Interest receivable                                                            666          507
     Prepaids and other current assets                                              698          132
                                                                              ---------    ---------
Total current assets                                                             86,312       89,369

PROPERTY AND EQUIPMENT, NET                                                       2,458           38

OTHER ASSETS:
     Deposits and other long-term assets                                          1,536           38
                                                                              ---------    ---------
         TOTAL ASSETS                                                         $  90,306    $  89,445
                                                                              =========    =========


            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable and accrued liabilities                               $   3,357    $   1,520
       Deferred revenue                                                           1,106        1,106
                                                                              ---------    ---------
Total current liabilities                                                         4,463        2,626

LONG-TERM LIABILITIES:
       Other long-term liabilities                                                   41           --
                                                                              ---------    ---------

Total liabilities                                                                 4,504        2,626
                                                                              ---------    ---------


STOCKHOLDERS' EQUITY:
    Preferred stock, $.0001 par value; 5,000,000 shares authorized; none
      issued                                                                         --           --
    Common stock, $.0001 par value; 100,000,000 shares authorized;
      16,663,240 and 16,649,048 shares issued and 16,588,240 and 16,574,048
      outstanding in 2004 and 2003, respectively                                      2            2
    Additional paid-in capital                                                  369,232      367,031
    Accumulated deficit                                                        (278,201)    (276,767)
    Treasury stock, at cost                                                          (2)          (2)
    Accumulated other comprehensive income                                         (129)         (17)
    Deferred compensation                                                        (5,100)      (3,428)
                                                                              ---------    ---------
Total stockholders' equity                                                       85,802       86,819
                                                                              ---------    ---------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $  90,306    $  89,445
                                                                              =========    =========

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                            THREE MONTHS            SIX MONTHS
                                            ENDED JUNE 30,          ENDED JUNE 30,
                                        --------------------    ---------------------
                                          2004        2003        2004        2003
                                        --------    --------    --------    --------
REVENUES:
 Services fees                          $     --    $     25    $     --    $     78
                                        --------    --------    --------    --------
  Total revenues                              --          25          --          78

COST OF REVENUES:
 Services fees                                --          --          --          --
                                        --------    --------    --------    --------
  Total cost of revenues                      --          --          --          --

OPERATING EXPENSES:
 General and administrative                1,202       1,522       1,925       3,831
 Depreciation and amortization                14          --          14         761
                                        --------    --------    --------    --------
  Total operating expenses                 1,216       1,522       1,939       4,592

OPERATING LOSS                            (1,216)     (1,497)     (1,939)     (4,514)
OTHER INCOME                                  --          75          17         380
INTEREST INCOME                              253         390         487         748
INTEREST EXPENSE                              --          10          --          66
                                        --------    --------    --------    --------
 NET LOSS                               $   (963)   $ (1,042)   $ (1,435)   $ (3,452)
                                        ========    ========    ========    ========

 Loss per common share:
  Basic                                 $  (0.06)   $  (0.07)   $  (0.09)   $  (0.22)
  Diluted                               $  (0.06)   $  (0.07)   $  (0.09)   $  (0.22)

 Weighted average shares outstanding:
  Basic                                   16,082      15,884      16,082      15,812
  Diluted                                 16,082      15,884      16,082      15,812

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                                            SIX MONTHS
                                                                                           ENDED JUNE 30,
                                                                                       ---------------------
                                                                                         2004        2003
                                                                                       --------    ---------
 OPERATING ACTIVITIES:
 Net loss                                                                              $ (1,434)   $  (3,452)
 Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization on property and equipment                                    14          761
  Amortization of deferred employee compensation                                            478           --
  Noncash other                                                                              --          (70)
  Amortization of premium on purchase of marketable securities                              707           --
  Gain on sale of marketable securities                                                     (17)          --
  Non-cash general and administrative expense                                                --           86
  Provision for doubtful accounts                                                            --          (67)
  Loss on disposal of assets                                                                 --           37
  Changes in operating assets and liabilities:
   Accounts receivable                                                                       --          534
   Prepaid and other current assets                                                        (725)         252
   Assets held for sale                                                                      --           48
   Deposits and other long-term assets                                                       --            8
   Accounts payable and accrued liabilities                                                (484)          12
   Deferred revenue                                                                          --          (79)
   Liabilities to be assumed                                                                 --         (220)
   Other long-term liabilities                                                               41           --
                                                                                       --------    ---------
    NET CASH USED IN OPERATING ACTIVITIES                                                (1,420)      (2,150)

 INVESTING ACTIVITIES:
  Purchases of marketable securities                                                    (47,587)    (109,823)
  Proceeds from sale of marketable securities                                            51,244      125,629
  Proceeds from maturity of marketable securities                                        19,076           --
  Proceeds from sale of equipment                                                            --           11
  Increase in transaction costs                                                             (97)           8
  Purchases of property and equipment                                                    (1,514)          (4)
                                                                                       --------    ---------
    NET CASH PROVIDED BY INVESTING ACTIVITIES                                            21,122       15,813

 FINANCING ACTIVITIES:
  Proceeds from the exercises of stock options                                               51        1,201
  Repayment of debt                                                                          --       (5,000)
                                                                                       --------    ---------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                      51       (3,799)
                                                                                       --------    ---------
 Effect of exchange rate change on cash                                                      --          (48)

 CHANGE IN CASH AND CASH EQUIVALENTS                                                     19,753        9,816

 CASH AND CASH EQUIVALENTS, Beginning of Period                                          15,045       42,225
                                                                                       --------    ---------
 CASH AND CASH EQUIVALENTS, End of Period                                              $ 34,798    $  52,041
                                                                                       ========    =========

 SUPPLEMENTAL DISCLOSURE OF NON-CASH OPERATING, INVESTING, AND FINANCING ACTIVITIES:

 NON-CASH TRANSACTIONS

Increase in property and equipment included in
accounts payable and accrued liabilities                                               $    920    $      --
Increase in transaction costs included in other assets and
accounts payable and accrued liabilities                                                  1,401           --
Issuance of Restricted Stock                                                           $     50    $      --
                                                                                       ========    =========